EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2018 Financial Results

SAN RAFAEL, Calif., April 19, 2018 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the first quarter 2018 of $17.5 million and diluted earnings per common share ("EPS") of $0.66, compared to first quarter 2017 net income of $15.0 million and EPS of $0.57. Fourth quarter 2017 net income of $4.2 million and EPS of $0.16 include adjustments to asset values triggered by enactment of the Tax Cuts and Jobs Act of 2017 (“Act”), recognition of a loss contingency, and securities gains which collectively reduced EPS by $0.42.

"First quarter 2018 net income benefited from higher interest income as rising market interest rates are benefiting our asset yields. Our funding costs were unchanged, however, at 0.04 percent of earning assets due to the predominance of low-cost checking and savings accounts in our deposit base. Net interest income was $34.0 million for the first quarter 2018, compared to $33.7 million for the fourth quarter 2017 and $32.8 million for the first quarter 2017. First quarter 2018 net income also benefited from Westamerica’s operating efficiency; noninterest expenses were $24.2 million for the first quarter 2018 compared to $24.6 million for the first quarter 2017, said Chairman, President and CEO David Payne. “Asset quality remains strong with nonperforming assets totaling only $7.8 million at March 31, 2018, and net loan loss recoveries of $72 thousand for the first quarter 2018. First quarter 2018 results generated an 11.6 percent return on average common equity for our shareholders,” concluded Payne.

Interest income earned on loans and securities was $34.5 million for the first quarter 2018, compared to $34.2 million for the fourth quarter 2017 and $33.3 million for the first quarter 2017. Interest expense paid on deposits and short-term borrowed funds was $459 thousand for the first quarter 2018, compared to $471 thousand for the fourth quarter 2017 and $480 thousand for the first quarter 2017. Checking and savings deposits represented ninety-five percent of the Company’s average deposit base during the first quarter 2018; checking and savings deposits are less sensitive to rising interest rates than time deposits.

The Company recognized no provision for loan losses for the first quarter 2018 given stable nonperforming loan volumes and other credit quality attributes. At March 31, 2018, the allowance for loan losses totaled $23.1 million compared to $23.0 million at December 31, 2017.

Noninterest income for the first quarter 2018 totaled $12.0 million, compared to $20.3 million for the fourth quarter 2017 and $11.7 million for the first quarter 2017. Noninterest income for the fourth quarter 2017 included $8.0 million in securities gains.

Noninterest expense for the first quarter 2018 totaled $24.2 million, compared to $30.2 million for the fourth quarter 2017 and $24.6 million for the first quarter 2017. Noninterest expense for the fourth quarter 2017 included a $625 thousand impairment of low income housing limited partnership investments due to enactment of the Act and a $5.5 million loss contingency accrual.

The book tax provision for the first quarter 2018 was $4.3 million, compared to $19.7 million for the fourth quarter 2017 and $4.8 million for the first quarter 2017, representing effective tax rates of 19.7 percent, 82.6 percent and 24.3 percent, respectively. The book tax provisions for the first quarter 2018 and the first quarter 2017 include tax benefits of $451 thousand and $671 thousand, respectively, for tax deductions from the exercise of employee stock options which exceed related compensation expenses recognized in the financial statements; these benefits reduced the effective tax rate by 2.0 percent and 3.4 percent, respectively. The lower effective tax rate for the first quarter 2018 reflects a reduction in the federal corporate tax rate due to the Act. The book tax provision for the fourth quarter 2017 includes a charge of $12.3 million to re-measure the Company’s net deferred tax asset triggered by enactment of the Act.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2017 filed on Form 10-K and quarterly report for the quarter ended September 30, 2017 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2018

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'18	Q1'17	Change	Q4'17

Net Interest and Fee Income (FTE)	$35,467	$36,030	-1.6%	$36,644
Provision for Loan Losses	-	-	n/m	-
Noninterest Income	11,955	11,657	2.6%	20,300
Noninterest Expense	24,214	24,615	-1.6%	30,167
Income Before Taxes (FTE)	23,208	23,072	0.6%	26,777
Income Tax Provision (FTE)	5,702	8,023	-28.9%	22,617
Net Income	$17,506	$15,049	16.3%	$4,160

Average Common Shares Outstanding	26,532	26,171	1.4%	26,384
Diluted Average Common Shares	26,665	26,329	1.3%	26,538

Operating Ratios:
Basic Earnings Per Common Share	$0.66	$0.58	13.8%	$0.16
Diluted Earnings Per Common Share	0.66	0.57	15.8%	0.16
Return On Assets (a)	1.28%	1.13%		0.30%
Return On Common Equity (a)	11.6%	10.5%		2.7%
Net Interest Margin (FTE) (a)	3.02%	3.14%		3.12%
Efficiency Ratio (FTE)	51.1%	51.6%		53.0%

Dividends Paid Per Common Share	$0.40	$0.39	2.6%	$0.40
Common Dividend Payout Ratio	61%	68%		250%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'18	Q1'17	Change	Q4'17

Interest and Fee Income (FTE)	$35,926	$36,510	-1.6%	$37,115
Interest Expense	459	480	-4.3%	471
Net Interest and Fee Income (FTE)	$35,467	$36,030	-1.6%	$36,644

Average Earning Assets	$4,723,213	$4,620,001	2.2%	$4,682,897
Average Interest-
Bearing Liabilities	2,734,227	2,704,472	1.1%	2,701,190

Yield on Earning Assets (FTE) (a)	3.06%	3.18%		3.16%
Cost of Funds (a)	0.04%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.02%	3.14%		3.12%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.07%		0.07%
Net Interest Spread (FTE) (a)	2.99%	3.11%		3.09%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'18	Q1'17	Change	Q4'17

Total Assets	$5,564,705	$5,395,783	3.1%	$5,534,700
Total Earning Assets	4,723,213	4,620,001	2.2%	4,682,897
Total Loans	1,243,750	1,355,250	-8.2%	1,285,748
Commercial Loans	316,345	354,896	-10.9%	327,790
Commercial RE Loans	556,034	558,485	-0.4%	575,984
Consumer Loans	371,371	441,869	-16.0%	381,974
Total Investment Securities	3,479,463	3,264,751	6.6%	3,397,149
Equity Securities	1,993	3,113	-36.0%	2,675
Debt Securities Available For Sale	2,341,414	1,937,915	20.8%	2,213,379
Debt Securities Held To Maturity	1,136,056	1,323,723	-14.2%	1,181,095

Loans/Deposits	25.8%	28.9%		26.7%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'18	Q1'17	Change	Q4'17

Total Deposits	$4,828,352	$4,692,746	2.9%	$4,811,035
Noninterest Demand	2,156,626	2,056,858	4.9%	2,172,678
Interest Bearing Transaction	925,533	880,387	5.1%	899,822
Savings	1,518,028	1,501,961	1.1%	1,501,872
Time greater than $100K	103,145	112,140	-8.0%	106,746
Time less than $100K	125,020	141,400	-11.6%	129,917
Total Short-Term Borrowings	62,501	68,584	-8.9%	62,833
Shareholders' Equity	613,860	582,384	5.4%	610,200

Demand Deposits/
Total Deposits	44.7%	43.8%		45.2%
Transaction & Savings
Deposits / Total Deposits	95.3%	94.6%		95.1%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'18
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,723,213	$35,926	3.06%
Total Loans (FTE)	1,243,750	14,822	4.83%
Commercial Loans (FTE)	316,345	3,791	4.86%
Commercial RE Loans	556,034	7,632	5.57%
Consumer Loans	371,371	3,399	3.70%
Total Investments (FTE)	3,479,463	21,104	2.43%

Interest Expense Paid
Total Earning Assets	4,723,213	459	0.04%
Total Interest-Bearing Liabilities	2,734,227	459	0.07%
Total Interest-Bearing Deposits	2,671,726	450	0.07%
Interest-Bearing Transaction	925,533	60	0.03%
Savings	1,518,028	222	0.06%
Time less than $100K	125,020	71	0.23%
Time greater than $100K	103,145	97	0.38%
Total Short-Term Borrowings	62,501	9	0.06%

Net Interest Income and
Margin (FTE)		$35,467	3.02%

	Q1'17
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,620,001	$36,510	3.18%
Total Loans (FTE)	1,355,250	16,069	4.81%
Commercial Loans (FTE)	354,896	4,136	4.73%
Commercial RE Loans	558,485	8,072	5.86%
Consumer Loans	441,869	3,861	3.53%
Total Investments (FTE)	3,264,751	20,441	2.50%

Interest Expense Paid
Total Earning Assets	4,620,001	480	0.04%
Total Interest-Bearing Liabilities	2,704,472	480	0.07%
Total Interest-Bearing Deposits	2,635,888	469	0.07%
Interest-Bearing Transaction	880,387	57	0.03%
Savings	1,501,961	223	0.06%
Time less than $100K	141,400	83	0.24%
Time greater than $100K	112,140	106	0.38%
Total Short-Term Borrowings	68,584	11	0.06%

Net Interest Income and
Margin (FTE)		$36,030	3.14%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'18	Q1'17	Change	Q4'17

Service Charges on Deposits	$4,752	$4,923	-3.5%	$4,756
Merchant Processing Services	2,420	1,875	29.1%	2,346
Debit Card Fees	1,605	1,481	8.4%	1,569
Other Service Fees	631	650	-2.9%	620
ATM Processing Fees	664	575	15.4%	696
Trust Fees	743	702	5.8%	739
Financial Services Commissions	114	195	-41.5%	155
Equity Securities (Losses) Gains	(36)	-	n/m	7,955
Other Income	1,062	1,256	-15.5%	1,464
Total Noninterest Income	$11,955	$11,657	2.6%	$20,300

Total Revenue (FTE)	$47,422	$47,687	-0.6%	$56,944
Noninterest Income/Revenue (FTE)	25.2%	24.4%		35.6%
Service Charges/Avg. Deposits (a)	0.40%	0.43%		0.39%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.25	$7.39	-1.9%	$8.56

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'18	Q1'17	Change	Q4'17

Salaries & Benefits	$13,351	$13,070	2.1%	$12,652
Loss Contingency (2)	-	-	n/m	5,542
Occupancy and Equipment	4,691	4,887	-4.0%	4,860
Outsourced Data Processing	2,340	2,139	9.4%	2,325
Amortization of
Identifiable Intangibles	570	800	-28.7%	755
Professional Fees	785	611	28.3%	627
Impairment of Tax Credit Investments	-	-	n/m	625
Courier Service	463	421	10.1%	423
Other Operating	2,014	2,687	-25.0%	2,358
Total Noninterest Expense	$24,214	$24,615	-1.6%	$30,167

Noninterest Expense/
Avg. Earning Assets (a)	2.08%	2.16%		2.56%
Noninterest Expense/Revenues (FTE)	51.1%	51.6%		53.0%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q1'18	Q1'17	Change	Q4'17

Average Total Loans	$1,243,750	$1,355,250	-8.2%	$1,285,748

Allowance for Loan Loss (ALL)
Beginning of Period	$23,009	$25,954	-11.3%	$23,628
Provision for Loan Losses	-	-	n/m	-
Net ALL Recoveries (Losses)	72	(1,035)	n/m	(619)
ALL End of Period	$23,081	$24,919	-7.4%	23,009
ALL Recoveries/Gross ALL Losses	105%	44%		47%

Net ALL (Recoveries) Losses /
Avg. Total Loans (a)	-0.02%	0.31%		0.19%

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/18	3/31/17	Change	12/31/17

Nonperforming Loans (1):
Nonperforming Nonaccrual	$2,030	$2,382	-14.8%	$1,641
Performing Nonaccrual	4,110	4,285	-4.1%	4,285
Total Nonaccrual Loans	6,140	6,667	-7.9%	5,926
90+ Days Past Due Accruing Loans	255	373	-31.6%	531
Total	6,395	7,040	-9.2%	6,457
Repossessed Loan Collateral (1)	1,376	2,136	-35.6%	1,426
Total Nonperforming Assets (1)	$7,771	$9,176	-15.3%	$7,883

Total Loans Outstanding	$1,228,584	$1,351,090	-9.1%	$1,287,982

Total Assets	$5,551,036	$5,395,947	2.9%	$5,513,046

Loans:
Allowance for Loan Losses	$23,081	$24,919	-7.4%	$23,009
Allowance/Loans	1.88%	1.84%		1.79%
Nonperforming Loans/Total Loans	0.52%	0.52%		0.50%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/18	3/31/17	Change	12/31/17

Shareholders' Equity	$582,083	$584,888	-0.5%	$590,239
Total Assets	5,551,036	5,395,947	2.9%	5,513,046

Shareholders' Equity/
Total Assets	10.49%	10.84%		10.71%
Shareholders' Equity/
Total Loans	47.38%	43.29%		45.83%
Tangible Common Equity Ratio	8.42%	8.68%		8.63%
Common Shares Outstanding	26,591	26,283	1.2%	26,425
Common Equity Per Share	$21.89	$22.25	-1.6%	$22.34
Market Value Per Common Share	$58.08	$55.83	4.0%	$59.55

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'18	Q1'17	Change	Q4'17

Total Shares Repurchased	-	-	n/m	-
Average Repurchase Price	$-	$-	n/m	$-
Net Shares Issued	(166)	(376)	n/m	(106)

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/18	3/31/17	Change	12/31/17
Assets:
Cash and Due from Banks	$555,607	$546,815	1.6%	$575,002

Investment Securities:
Equity Securities	1,764	11,671	-84.9%	1,800
Debt Securities Available For Sale	2,351,970	1,881,638	25.0%	2,191,707
Debt Securities Held to Maturity	1,114,287	1,298,414	-14.2%	1,158,864

Loans	1,228,584	1,351,090	-9.1%	1,287,982
Allowance For Loan Losses	(23,081)	(24,919)	-7.4%	(23,009)
Total Loans, net	1,205,503	1,326,171	-9.1%	1,264,973

Other Real Estate Owned	1,376	2,136	-35.6%	1,426
Premises and Equipment, net	35,790	36,025	-0.7%	35,301
Identifiable Intangibles, net	3,280	6,127	-46.5%	3,850
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	159,786	165,277	-3.3%	158,450

Total Assets	$5,551,036	$5,395,947	2.9%	$5,513,046

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,179,157	$2,046,390	6.5%	$2,197,526
Interest-Bearing Transaction	924,081	905,588	2.0%	904,245
Savings	1,540,192	1,494,854	3.0%	1,494,024
Time	224,437	251,141	-10.6%	231,818
Total Deposits	4,867,867	4,697,973	3.6%	4,827,613

Short-Term Borrowed Funds	65,356	73,611	-11.2%	58,471
Other Liabilities	35,730	39,475	-9.5%	36,723
Total Liabilities	4,968,953	4,811,059	3.3%	4,922,807

Shareholders' Equity:
Common Equity:
Paid-In Capital	441,350	424,203	4.0%	433,267
Accumulated Other
Comprehensive Loss	(43,452)	(9,443)	n/m	(16,832)
Retained Earnings	184,185	170,128	8.3%	173,804
Total Shareholders' Equity	582,083	584,888	-0.5%	590,239

Total Liabilities and
Shareholders' Equity	$5,551,036	$5,395,947	2.9%	$5,513,046

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'18	Q1'17	Change	Q4'17
Interest & Fee Income:
Loans	$14,697	$15,780	-6.9%	$15,410
Investment Securities:
Equity Securities	85	74	14.8%	80
Debt Securities Available for Sale	13,551	10,175	33.2%	12,279
Debt Securities Held to Maturity	6,174	7,295	-15.4%	6,435
Total Interest & Fee Income	34,507	33,324	3.6%	34,204

Interest Expense:
Transaction Deposits	60	57	5.4%	60
Savings Deposits	222	223	-0.6%	225
Time Deposits	168	189	-11.1%	176
Short-Term Borrowed Funds	9	11	-10.5%	10
Total Interest Expense	459	480	-4.3%	471

Net Interest Income	34,048	32,844	3.7%	33,733

Reversal of Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,752	4,923	-3.5%	4,756
Merchant Processing Services	2,420	1,875	29.1%	2,346
Debit Card Fees	1,605	1,481	8.4%	1,569
Other Service Fees	631	650	-2.9%	620
ATM Processing Fees	664	575	15.4%	696
Trust Fees	743	702	5.8%	739
Financial Services Commissions	114	195	-41.5%	155
Equity Securities (Losses) Gains	(36)	-	n/m	7,955
Other	1,062	1,256	-15.5%	1,464
Total Noninterest Income	11,955	11,657	2.6%	20,300

Noninterest Expense:
Salaries and Benefits	13,351	13,070	2.1%	12,652
Loss Contingency (2)	-	-	n/m	5,542
Occupancy and Equipment	4,691	4,887	-4.0%	4,860
Outsourced Data Processing	2,340	2,139	9.4%	2,325
Amortization of Identifiable Intangibles	570	800	-28.7%	755
Professional Fees	785	611	28.3%	627
Impairment of Tax Credit Investments	-	-	n/m	625
Courier Service	463	421	10.1%	423
Other	2,014	2,687	-25.0%	2,358
Total Noninterest Expense	24,214	24,615	-1.6%	30,167

Income Before Income Taxes	21,789	19,886	9.6%	23,866
Income Tax Provision	4,283	4,837	-11.5%	19,706
Net Income	$17,506	$15,049	16.3%	$4,160

Average Common Shares Outstanding	26,532	26,171	1.4%	26,384
Diluted Common Shares Outstanding	26,665	26,329	1.3%	26,538

Per Common Share Data:
Basic Earnings	$0.66	$0.58	13.8%	$0.16
Diluted Earnings	0.66	0.57	15.8%	0.16
Dividends Paid	0.40	0.39	2.6%	0.40

Footnotes and Abbreviations:
Certain amounts in prior periods have been reclassified to conform to the current presentation.
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized
(1) All originated and purchased non performing loans and repossessed loan collateral have been combined as of Q1 '17. Prior period presentation has been updated, accordingly.
(2) Represents the Company's estimated refunds to customers of revenue recognized in prior years.